UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 24, 2025

INTELLINETICS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-41495	87-0613716
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

2190 Dividend Dr., Columbus, Ohio	43228
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (614) 388-8908

Intellinetics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	INLX	NYSE American

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On March 24, 2025, Intellinetics, Inc. (the “Company”) issued a press release and furnished a Form 8-K (the “Original Form 8-K”) reporting earnings for the quarter and fiscal year ended December 31, 2024. A copy of the press release was attached as Exhibit 99.1 to the Original Form 8-K.

Subsequent to that filing, the Company identified two clerical errors in the press release. The Q4 Adjusted EBITDA for Q4 2024 appearing in the fifth bullet under the Q4 2024 results on the first page should read “$600,766” instead of “$531,241.” The Adjusted EBITDA for 2024 appearing in the fifth bullet under the FY 2024 results on the first page should read “$2,451,882” instead of “$2,382,357.” The reconciliation table reconciling Adjusted EBITDA for Q4 2024 and FY 2024 on the fifth page contained the correct numbers in the original release. There are no other changes to the previously reported information.

The Company is furnishing this Form 8-K/A to attach a corrected version of the press release and to replace the disclosure contained in Item 2.02 to refer to a corrected version of the press release. No other changes to the Original Form 8-K have been made.

Item 2.02 Results of Operations and Financial Condition.

On March 24, 2025, the Company issued a press release announcing its financial results for the fiscal year ended December 31, 2024. A copy of the press release is attached hereto as Exhibit 99.1.

The information reported under this Item 2.02 of Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Name of Exhibit

99.1	Press release issued by Intellinetics, Inc., on March 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLINETICS, INC.

	By:	/s/ James F. DeSocio
James F. DeSocio
President and Chief Executive Officer

Dated: March 25, 2025